--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------------------
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS
----------------------------------------------------
CASE NUMBER:     02-47981-DML
----------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                           Month Ending: May 31, 2003

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis -1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. MICHAEL POSS                                      President
---------------------------------------------          -------------------------
   Original Signature of Responsible Party                      Title


     J. MICHAEL POSS                                       July 21, 2003
---------------------------------------------          -------------------------
      Printed name of Responsible Party                         Date

Preparer:


/s/ J. MICHAEL POSS                                    CFO
---------------------------------------------          -------------------------
     Original Signature of Preparer                             Title


     J. MICHAEL POSS                                       July 21, 2003
---------------------------------------------          -------------------------
     Printed name of Preparer                                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.          ACCRUAL BASIS - 1
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULE        MONTH           MONTH        MONTH
ASSETS                                                                   AMOUNT       Mar. 2003      Apr 2003     May 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1    UNRESTRICTED CASH                                                135,954.72       78,878.62      139,112.94       29,512.59
------------------------------------------------------------------------------------------------------------------------------------
2    RESTRICTED CASH
------------------------------------------------------------------------------------------------------------------------------------
3    TOTAL CASH                                                       135,954.72       78,878.62      139,112.94       29,512.59
------------------------------------------------------------------------------------------------------------------------------------
4    ACCOUNTS RECEIVABLE ( NET)                                       855,457.35      802,177.27      687,801.45      716,121.25
------------------------------------------------------------------------------------------------------------------------------------
5    INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
6    NOTES RECEIVABLE                                                                  10,005.15       10,005.15       10,005.15
------------------------------------------------------------------------------------------------------------------------------------
7    PREPAID EXPENSES                                                  21,076.41       49,735.60       47,648.58       46,483.24
------------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
9    TOTAL CURRENT ASSETS                                           1,012,488.48      940,796.64      884,568.12      802,122.23
------------------------------------------------------------------------------------------------------------------------------------
10   PROPERTY PLANT & EQUIPMENT                                                        66,651.55       69,041.10       84,636.78
------------------------------------------------------------------------------------------------------------------------------------
11   LESS: ACCUMULATED DEPRECIATION / DEPLETION                                       (40,536.52)     (41,442.50)     (42,604.88)
------------------------------------------------------------------------------------------------------------------------------------
12   NET PROPERTY PLANT EQUIPMENT                                      13,050.00       26,115.03       27,598.60       42,031.90
------------------------------------------------------------------------------------------------------------------------------------
13   DUE FROM INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
14   OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)                      2.00
------------------------------------------------------------------------------------------------------------------------------------
15   OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2             6,575.78      400,869.92      352,588.89      416,842.41
------------------------------------------------------------------------------------------------------------------------------------
16   TOTAL ASSETS                                                   1,032,116.26    1,367,781.59    1,264,755.61     1,260,996.54
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17   ACCOUNTS PAYABLE                                                                 121,275.27       61,807.29       67,566.84
------------------------------------------------------------------------------------------------------------------------------------
18   TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
19   NOTES PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
20   PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
21   SECURED DEBT
------------------------------------------------------------------------------------------------------------------------------------
22   OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
23   TOTAL POSTPETITION LIABILITIES                                                   121,275.27       61,807.29       67,566.84
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24   SECURED DEBT                                                   1,738,493.01    1,738,493.01    1,738,493.01    1,738,493.01
------------------------------------------------------------------------------------------------------------------------------------
25   PRIORITY DEBT                                                      5,255.34        5,255.34        5,255.34        5,255.34
------------------------------------------------------------------------------------------------------------------------------------
26   UNSECURED DEBT                                                   671,044.26      671,044.26      671,044.26      671,044.26
------------------------------------------------------------------------------------------------------------------------------------
27   OTHER (ATTACH LIST)                                                            1,199,828.66    1,199,828.66    1,199,828.66
------------------------------------------------------------------------------------------------------------------------------------
28   TOTAL PREPETITION LIABILITIES                                                  3,614,621.27    3,614,621.27    3,614,621.27
------------------------------------------------------------------------------------------------------------------------------------
29   TOTAL LIABILITIES                                                              3,614,621.27    3,676,428.5     3,682,188.11
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30   PREPETITION OWNERS EQUITY                                                     (2,198,429.07)  (2,198,429.07)  (2,198,429.07)
------------------------------------------------------------------------------------------------------------------------------------
31   POST PETITION CUMULATIVE PROFIT OR (LOSS)                                       (169,685.88)    (213,243.88)    (296,807.79)
------------------------------------------------------------------------------------------------------------------------------------
32   DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)                                                                     74,045.29
------------------------------------------------------------------------------------------------------------------------------------
33   TOTAL EQUITY                                                                   (2,368,114.95) (2,411,672.95)  (2,421,191.57)
------------------------------------------------------------------------------------------------------------------------------------
34   TOTAL LIABILITIES & OWNERS EQUITY                                               1,367,781.59   1,264,755.61    1,260,996.54
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------------
 CASE NAME:    LIFELINE HOME HEALTH SERVICES, INC.       ACCRUAL BASIS - 1
 --------------------------------------------------
                                                           Page 2 of 2
 --------------------------------------------------
 CASE NUMBER:    02-47981-DML
 --------------------------------------------------

 OTHER ASSETS - Line 15                                                SCHEDULE    Mar 2003     Apr 2003    May 2003
      Intercompany receivable                                                    385,180.13   337,927.23  405,636.22
      Security deposits                                                6,575.78    6,104.96     6,094.96    6,094.96
      Utility deposits                                                             4,691.00     4,826.00    4,125.57
      Advance payment to Medline                                                   1,908.10     1,675.74      457.12
      Advance payment to Staples                                                   2,985.73     2,064.96      528.54
         Total                                                         6,575.78  400,869.92   352,588.89  416,842.41


 DIRECT CHARGES TO EQUITY - Line 32 *
      Offset to adjustment that shows the cash of Lifeline Managed Home Care, Inc. (Case #03-xxxxx-DML)
        as included in the cash of Debtor.                                                                 74,045.29

      * The entry described on this line is not actually an adjustment to Equity. This line item represents a temporary adjustment to the financial statements of Debtor to give effect to the fact that the cash of Debtor's sister company (Lifeline Managed
         Home Care, Inc (Case #03-xxxxx-DML) is subject to the cash collateral agreement with respect to Debtor.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------


      ----------------------------------------------------
      INCOME STATEMENT
      ----------------------------------------------------------------------------------------------------------------
                                                              MONTH          MONTH          MONTH         QUARTER
                                                                                                            TOTAL
                                                          ------------------------------------------------------------
      REVENUES                                               Apr 2003       May 2003       Jun 2003
      ----------------------------------------------------------------------------------------------------------------
      1    GROSS REVENUES                                     329,964.33     326,484.19                    656,448.52
      ----------------------------------------------------------------------------------------------------------------
      2    LESS: RETURNS & DISCOUNTS
      ----------------------------------------------------------------------------------------------------------------
      3    NET REVENUE                                        329,964.33     326,484.19           0.00     656,448.52
      ----------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ----------------------------------------------------------------------------------------------------------------
      4    MATERIAL
      ----------------------------------------------------------------------------------------------------------------
      5    DIRECT LABOR                                       123,399.21     132,853.88                    256,253.09
      ----------------------------------------------------------------------------------------------------------------
      6    DIRECT OVERHEAD
      ----------------------------------------------------------------------------------------------------------------
      7    TOTAL COST OF GOODS SOLD                           123,399.21     132,853.88           0.00     256,253.09
      ----------------------------------------------------------------------------------------------------------------
      8    GROSS PROFIT                                       206,565.12     193,630.31           0.00     400,195.43
      ----------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      9    OFFICER / INSIDER COMPENSATION                      10,416.66      10,416.66                     20,833.32
      ----------------------------------------------------------------------------------------------------------------
      10   SELLING AND MARKETING                               25,122.75       3,120.06                     28,242.81
      ----------------------------------------------------------------------------------------------------------------
      11   GENERAL & ADMINISTRATIVE                           135,756.40     194,271.72                    330,028.12
      ----------------------------------------------------------------------------------------------------------------
      12   RENT & LEASE                                        15,527.20      15,961.21                     31,488.41
      ----------------------------------------------------------------------------------------------------------------
      13   OTHER (ATTACH LIST)                                 41,249.95      31,576.28           0.00      72,826.23
      ----------------------------------------------------------------------------------------------------------------
      14   TOTAL OPERATING EXPENSES                           228,072.96     255,345.93           0.00     483,418.89
      ----------------------------------------------------------------------------------------------------------------
      15   INCOME BEFORE NON-OPERATING INCOME AND EXPENSE     (21,507.84)    (61,715.62)          0.00     (83,223.46)
      ----------------------------------------------------------------------------------------------------------------
      OTHER INCOME & (EXPENSES)
      ----------------------------------------------------------------------------------------------------------------
      16   NON-OPERATING INCOME                                    85.00
      ----------------------------------------------------------------------------------------------------------------
      17   NON-OPERATING EXPENSE                                              (4,024.84)                    (4,024.84)
      ----------------------------------------------------------------------------------------------------------------
      18   INTEREST EXPENSE                                    (1,888.18)     (1,115.01)                    (3,003.19)
      ----------------------------------------------------------------------------------------------------------------
      19   DEPRECIATION / DEPLETION                              (905.98)     (1,162.38)                    (2,068.36)
      ----------------------------------------------------------------------------------------------------------------
      20   AMORTIZATION
      ----------------------------------------------------------------------------------------------------------------
      21   OTHER (ATTACH LIST)                                                                                   0.00
      ----------------------------------------------------------------------------------------------------------------
      22   NET OTHER INCOME & (EXPENSE)                        (2,709.16)     (6,302.23)          0.00      (9,011.39)
      ----------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      23   PROFESSIONAL FEES                                   15,000.00      15,000.00                     30,000.00
      ----------------------------------------------------------------------------------------------------------------
      24   U.S. TRUSTEE FEES
      ----------------------------------------------------------------------------------------------------------------
      25   OTHER (ATTACH LIST) - Copying fees for mailing       4,341.00         546.06                      4,887.06
      ----------------------------------------------------------------------------------------------------------------
      26   TOTAL REORGANIZATION EXPENSES                       19,341.00      15,546.06           0.00      34,887.06
      ----------------------------------------------------------------------------------------------------------------
      27   INCOME TAX
      ----------------------------------------------------------------------------------------------------------------
      28   NET PROFIT (Loss) *                                (43,558.00)    (83,563.91)          0.00    (127,121.91)
      ----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------

                                                                Apr 2003       May 2003       Jun 2003
      Line 13 Other
           Answering service                                      405.94         405.94
           Automobile parking and tolls                            20.00
           Bank charges                                         1,843.04         503.32
           Computer software and supplies                       2,334.84       4,083.37
           Consultants                                         13,882.19      10,050.65
           Emploee recruitment                                      4.00         362.00
           Equipment Rent/Lease                                 1,624.58       1,624.58
           Filing fees                                          3,325.00
           Licenses                                             3,500.00
           Meals                                                   21.95
           Office supplies                                      2,761.45       4,215.25
           Postage                                              1,538.09       1,225.82
           Printing and copying                                   423.25         590.82
           Professional liability insurance                       982.71       1,546.63
           Repairs and maintenance                              2,456.66       1,573.09
           Telephone                                            5,278.40       4,674.20
           Utilities                                              847.85         705.61
                                                                                  15.00
              Total Other Operating Disbursements              41,249.95      31,576.28           0.00

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 3
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                      MONTH           MONTH           MONTH         QUARTER
DISBURSEMENTS                                         Apr 2003       May 2003        Jun 2003         TOTAL
-----------------------------------------------------------------------------------------------------------------
1      CASH - BEGINNING OF MONTH                        78,878.62      139,112.94                      78,878.62
-----------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------
2      CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------
3      PREPETITION
-----------------------------------------------------------------------------------------------------------------
4      POSTPETITION                                    572,369.96      413,573.17                     985,943.13
-----------------------------------------------------------------------------------------------------------------
5      TOTAL OPERATING RECEIPTS                        572,369.96      413,573.17            0.00     985,943.13
-----------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------
6      LOANS & ADVANCES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
7      SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------------
8      OTHER (ATTACH LIST) -  COBRA Payments            11,176.84        7,278.87                      18,455.71
-----------------------------------------------------------------------------------------------------------------
9      NON OPERATING RECEIPTS                           11,176.84        7,278.87            0.00      18,455.71
-----------------------------------------------------------------------------------------------------------------
10     TOTAL RECEIPTS                                  583,546.80      420,852.04            0.00   1,004,398.84
-----------------------------------------------------------------------------------------------------------------
11     TOTAL CASH AVAILABLE                            662,425.42      559,964.98            0.00   1,083,277.46
-----------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
12     NET PAYROLL                                     240,657.16      266,491.03                     507,148.19
-----------------------------------------------------------------------------------------------------------------
13     PAYROLL TAXES PAID                               87,624.39      102,606.62                     190,231.01
-----------------------------------------------------------------------------------------------------------------
14     SALES, USE & OTHER TAXES PAID
-----------------------------------------------------------------------------------------------------------------
15     SECURED / RENTAL/ LEASES                         17,543.46       17,585.79                      35,129.25
-----------------------------------------------------------------------------------------------------------------
16     UTILITIES                                           896.62          705.61                       1,602.23
-----------------------------------------------------------------------------------------------------------------
17     INSURANCE
-----------------------------------------------------------------------------------------------------------------
18     INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------------------------
19     VEHICLE EXPENSES
-----------------------------------------------------------------------------------------------------------------
20     TRAVEL
-----------------------------------------------------------------------------------------------------------------
21     ENTERTAINMENT
-----------------------------------------------------------------------------------------------------------------
22     REPAIRS & MAINTENANCE
-----------------------------------------------------------------------------------------------------------------
23     SUPPLIES
-----------------------------------------------------------------------------------------------------------------
24     ADVERTISING
-----------------------------------------------------------------------------------------------------------------
25     OTHER (ATTACH LIST)                             153,499.85      127,517.28            0.00     281,017.13
-----------------------------------------------------------------------------------------------------------------
26     TOTAL OPERATING DISBURSEMENTS                   500,221.48      514,906.33            0.00   1,015,127.81
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
27     PROFESSIONAL FEES                                15,000.00       15,000.00                      30,000.00
-----------------------------------------------------------------------------------------------------------------
28     U.S. TRUSTEE FEES                                 3,750.00                                       3,750.00
-----------------------------------------------------------------------------------------------------------------
29     OTHER (ATTACH LIST) -  Copying fees for mailings  4,341.00          546.06                       4,887.06
-----------------------------------------------------------------------------------------------------------------
30     TOTAL REORGANIZATION EXPENSES                    23,091.00       15,546.06                      38,637.06
-----------------------------------------------------------------------------------------------------------------
31     TOTAL DISBURSEMENTS                             523,312.48      530,452.39            0.00   1,053,764.87
-----------------------------------------------------------------------------------------------------------------
32     NET CASH FLOW                                    60,234.32     (109,600.35)           0.00     (49,366.03)
-----------------------------------------------------------------------------------------------------------------
33     CASH - END OF MONTH                             139,112.94       29,512.59            0.00      29,512.59
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 3
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------


                                                              Apr 2003        May 2003       Jun 2003
      Line 25 Other Operating Disbursements
           401(k) remittance                                  6,945.31        8,310.66
           Answering Service                                    405.94          405.94
           Bank Fees                                          1,398.46        1,443.26
           Bank One Adequate Protection Pymt                  7,622.50        7,622.50
           Computer Supplies/Services                         1,730.00        4,135.20
           Consulting                                        12,944.69       10,050.65
           Contract Labor                                    21,153.56       32,317.93
           Employee Background Checks                             4.00           12.00
           Expense Reimbursements                             4,924.17          362.00
           Federal unemployment taxes                         4,976.81
           Insurance                                          2,858.79        1,546.63
           License fees                                       3,500.00
           Medical Insurance                                 31,620.37       33,250.06
           Medical Supplies                                   3,000.00        3,000.00
           Medical Waste Mgt                                     19.67           19.67
           Medicare Reimbursements                           12,260.67        8,562.99
           Office Supplies                                      521.54        4,353.54
           Pagers                                               293.01          263.27
           Petty Cash                                         1,447.30           80.50
           Postage                                            1,192.00        1,225.82
           Printing/Reproduction                              1,873.37          590.82
           Repairs/Maintenance                                1,857.57        1,573.09
           State unemploymnet taxes                          24,008.42
           Telephone                                          6,004.20        4,535.91
           Misc expenses                                        937.50        3,854.84
                                                       -----------------------------------------------
                                                            153,499.85      127,517.28           0.00

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 4
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULE             MONTH          MONTH           MONTH
                                                                     AMOUNT         ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                               Mar 2003        Apr 2003        May 2003
----------------------------------------------------------------------------------------------------------------------------------
   1     0 - 30                                                                          84,120.29       76,644.52      68,422.24
----------------------------------------------------------------------------------------------------------------------------------
   2     31 - 60                                                                        186,807.38      136,420.25     121,785.35
----------------------------------------------------------------------------------------------------------------------------------
   3     61 - 90                                                                        118,277.08      125,559.61     112,089.82
----------------------------------------------------------------------------------------------------------------------------------
   4     91+                                                                            412,728.20      463,552.89     413,823.84
----------------------------------------------------------------------------------------------------------------------------------
   5     TOTAL ACCOUNTS RECEIVABLE                                       855,457.35     801,932.95      802,177.27     716,121.25
----------------------------------------------------------------------------------------------------------------------------------
   6     AMOUNT CONSIDERED UNCOLLECTIBLE
----------------------------------------------------------------------------------------------------------------------------------
   7     ACCOUNTS RECEIVABLE (NET)                                       855,457.35     801,932.95     802,177.27    716,121.25
----------------------------------------------------------------------------------------------------------------------------------


AGING OF POST PETITION TAXES & PAYABLES                                         MONTH:  MAY 2003
----------------------------------------------------------------------------------------------------------------------------------
                                                    0 - 30         31 - 60       61 - 90       91+
TAXES  PAYABLES                                      DAYS            DAYS         DAYS         DAYS                      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
   1     FEDERAL                                     None            None         None       678,779.37          678,779.37
----------------------------------------------------------------------------------------------------------------------------------
   2     STATE
----------------------------------------------------------------------------------------------------------------------------------
   3     LOCAL
----------------------------------------------------------------------------------------------------------------------------------
   4     OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
   5     TOTAL TAXES PAYABLE                         None            None         None       678,779.37          678,779.37
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   6     ACCOUNTS PAYABLE                            None            None         None         None                  None
----------------------------------------------------------------------------------------------------------------------------------


STATUS OF POST PETITION TAXES                             MONTH:  MAY 2003
--------------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT
                                                        BEGINNING           WITHHELD
                                                          TAX                AND/OR              AMOUNT              ENDING TAX
FEDERAL                                                 LIABILITY*           ACCRUED              PAID                LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
   1     WITHHOLDING **  (1)                              None              102,606.62           102,606.62               None
--------------------------------------------------------------------------------------------------------------------------------
   2     FICA-EMPLOYEE **  (1)                            None               (1)                  (1)                     None
--------------------------------------------------------------------------------------------------------------------------------
   3     FICA-EMPLOYER **  (1)                            None               (1)                  (1)                     None
--------------------------------------------------------------------------------------------------------------------------------
   4     UNEMPLOYMENT  (1)                                None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   5     INCOME  (2)                                      None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   6     OTHER (ATTACH LIST)                              None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   7     TOTAL FEDERAL TAXES                              None              102,606.62           102,606.62               None
--------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
--------------------------------------------------------------------------------------------------------------------------------
   8     WITHHOLDING  (1)                                 None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   9     SALES  (3)                                       None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   10    EXCISE  (4)                                      None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   11    UNEMPLOYMENT  (1)                                None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   12    REAL PROPERTY  (5)                               None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   13    PERSONAL PROPERTY                                6,029.46          None                  None                 6,029.46
--------------------------------------------------------------------------------------------------------------------------------
   14    OTHER (ATTACH LIST)                              None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   15    TOTAL STATE & LOCAL                              6,029.46          None                  None                  6,029.46
--------------------------------------------------------------------------------------------------------------------------------
   16    TOTAL TAXES                                      6,029.46       102,606.62           102,606.62                6,029.46
--------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit

(1)       Amouint on Line 1 also includes "FICA-Employee" and "FICA-Employer"
(2)       Debtor files a consolidated IRS Form 1120 with its parent, The Phoenix
          Group  Corporation.  For the  calendar  year ending  December 31, 2001
          (filed 9-15-02), the consolidated group reports a net operating loss carryforward of $48,302,006.
(3)       Debtor's activities are not subject to state sales taxes.

(4)       Debtor's activities are not subject to excise taxes.
(5)       Debtor owns no real property.
===================================================================================================================================

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 5
-------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                                     MONTH:            MONTH:           MONTH:
                                                  May 1, 2003      May 1, 2003      May 1, 2003
                                                  thru May 31,     thru May 31,     thru May 31,
                                                     2003            2003             2003
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                             ACCOUNT #1             ACCOUNT #2    (see schedule below)
------------------------------------------------------------------------------------------------------------------------------------
A    BANK:                                       Wells Fargo           Wells Fargo    (see schedule below)
------------------------------------------------------------------------------------------------------------------------------------
B    ACCOUNT NUMBER:                             4950029249            4950029231     (see schedule below)          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C    PURPOSE: (TYPE)                             Operating (1)         Payroll (2)    (see schedule below)
------------------------------------------------------------------------------------------------------------------------------------
         1   BALANCE PER BANK STATEMENT               0.00              0.00                204,703.86                  204,703.86
------------------------------------------------------------------------------------------------------------------------------------
         2   ADD: TOTAL DEPOSITS NOT CREDITED         0.00              0.00                      0.00                        0.00
------------------------------------------------------------------------------------------------------------------------------------
         3   SUBTRACT: OUTSTANDING CHECKS           176.40            815.26                176,199.61                  177,191.27
------------------------------------------------------------------------------------------------------------------------------------
         4   OTHER RECONCILING ITEMS                                                              0.00       Petty cash   2,000.00
------------------------------------------------------------------------------------------------------------------------------------
         5   MONTH END BALANCE PER BOOKS           (176.40)          (815.26)                28,504.25                   29,512.59
------------------------------------------------------------------------------------------------------------------------------------
         6   NUMBER OF LAST CHECK WRITTEN         20000625            201652                       N/A
------------------------------------------------------------------------------------------------------------------------------------

       INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
       BANK, ACCOUNT NAME &  NUMBER:          DATE OF PURCHASE     TYPE OF INSTRUMENT    PURCHASE PRICE      CURRENT VALUE
----------------------------------------------------------------------------------------------------------------------------------
         7   [None]
----------------------------------------------------------------------------------------------------------------------------------
         8
----------------------------------------------------------------------------------------------------------------------------------
         9
----------------------------------------------------------------------------------------------------------------------------------
        10
----------------------------------------------------------------------------------------------------------------------------------
        11   TOTAL INVESTMENT                                                                                  None
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       CASH
----------------------------------------------------------------------------------------------------------------------------------
        12   CURRENCY ON HAND                                                                                  None
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
        13   TOTAL CASH - END OF MONTH                                                                       29,512.59
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------      MONTH:         MONTH:             MONTH:
Supplementary Bank Reconciliation Schedule    May 1, 2003      May 1, 2003       May 1, 2003
------------------------------------------- thru   May 31,   thru   May 31,    thru   May 31,
                                                   2003         2003               2003
----------------------------------------------------------------------------------------------------------------------------
     BANK RECONCILIATIONS                       ACCOUNT #3      ACCOUNT #4       ACCOUNT #5
----------------------------------------------------------------------------------------------------------------------------
      A  BANK:                                 Wells Fargo       Bank One         Bank One                     TOTAL
----------------------------------------------------------------------------------------------------------------------------
      B  ACCOUNT NUMBER:                        4950026815       639263383        639263391
----------------------------------------------------------------------------------------------------------------------------
      C  PURPOSE: (TYPE)                       Treasury (3)      Operating         Payroll
----------------------------------------------------------------------------------------------------------------------------
     1   BALANCE PER BANK STATEMENT                100,614.04     93,244.16             10,845.66         204,703.86
----------------------------------------------------------------------------------------------------------------------------
     2   ADD: TOTAL DEPOSITS NOT CREDITED                              0.00                  0.00               0.00
----------------------------------------------------------------------------------------------------------------------------
     3   SUBTRACT: OUTSTANDING CHECKS                             16,233.57            159,966.04         176,199.61
----------------------------------------------------------------------------------------------------------------------------
     4   OTHER RECONCILING ITEMS                         0.00                                                   0.00
----------------------------------------------------------------------------------------------------------------------------
     5   MONTH END BALANCE PER BOOKS               100,614.04     77,010.59           (149,120.38)         28,504.25
----------------------------------------------------------------------------------------------------------------------------
     6   NUMBER OF LAST CHECK WRITTEN               N/A             1478                  101202
----------------------------------------------------------------------------------------------------------------------------

(1) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083

(2) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083

(3) This checking account is a master account for the two preceding checking accounts. This account funds the other accounts on an as-needed basis.

================================================================================
                                                        Monthly Operating Report
--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 6
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

                                                             MONTH:  May 2003
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.





------------------------------------------------------------------------------------------------------------------------------------
                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
------------------------------------------------------------------------------------------------------------------------------------
1                       Michael Poss            Compensation          10,416.67              58,803.78
-----------------------------------------------------------------------------------------------------------------------------------
2                       Frank Yetter            Compensation                                 13,225.81
-----------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                               72,029.59
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT
                                          ORDER                                                   TOTAL
                                       AUTHORIZING    AMOUNT         AMOUNT     TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
------------------------------------------------------------------------------------------------------------------------------------
1       Adorno & Yoss                                                             15,000.00      15,000.00
------------------------------------------------------------------------------------------------------------------------------------
2       Simon, Warner & Doby, LLP                                                 85,000.00     100,000.00
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO PROFESSIONALS         None         None          None        100,000.00    100,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

-----------------------------------------------------------------------------------------------------------------------------------
                      Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
 1  Bank One                                             7,622.50              15,245.00           None
-----------------------------------------------------------------------------------------------------------------------------------
 2  Medicare Fund                                        8,775.00               8,775.00           None
-----------------------------------------------------------------------------------------------------------------------------------
 3  Equity Ofice Properties (Ft. Worth Office)             306.58                 306.58           None
-----------------------------------------------------------------------------------------------------------------------------------
 4  Kyocera Mita                                         1,624.58               1,624.58           None
-----------------------------------------------------------------------------------------------------------------------------------
 5
-----------------------------------------------------------------------------------------------------------------------------------
 6  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------
                                                            MONTH:  May 2003

--------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1   Have any assets been sold or transferred outside the normal course of business this
    reporting period?                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
2   Have any funds been disbursed from any account other than a debtor in possession account?                                 X
------------------------------------------------------------------------------------------------------------------------------------
3   Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
------------------------------------------------------------------------------------------------------------------------------------
4   Have any payments been made on petition liabilities this reporting period?                                                X
------------------------------------------------------------------------------------------------------------------------------------
5   Have any postpetition loans been received by the debtor from any party?                                                   X
------------------------------------------------------------------------------------------------------------------------------------
6   Are any postpetition payroll taxes due?                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
7   Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8   Are any postpetition real estate taxes past due?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
9   Are any postpetition taxes past due?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
10  Are any amounts owed to postpetition creditors delinquent?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
11  Have any prepetition taxes been paid during the reporting period?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
12  Are any wage payments past due?                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a etailed explanation of each item. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1  Are workers compensation, general liability, and other       See explanation below
   necessary insurance coverage's in effect?
------------------------------------------------------------------------------------------------------------------------------------
2  Are all premium payments paid current?                                                               X
------------------------------------------------------------------------------------------------------------------------------------
3  Please itemize policies below
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.

Debtor does not maintain workers compensation coverage.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Payment Amount
Type of Policy                                                                  Carrier              Period Covered     & Frequency
-----------------------------------------------------------------------------------------------------------------------------------
  General liability and professional liability                                  Chicago Insurance     7/16/2002 to
                                                                                Companies             7/16/2003
-----------------------------------------------------------------------------------------------------------------------------------
  Casualty insurance for tangible assets                                        [Currently in negotiations for renewal]
-----------------------------------------------------------------------------------------------------------------------------------
  Workers compensation insurance and unemployment insurance                     None
-----------------------------------------------------------------------------------------------------------------------------------